1-NY/1048462.1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): October 19, 1999

                             Bombardier Credit Receivables Corporation
-------------------------------------------------------------------------------
                       (Exact name of registrant specified in Charter)
                                      on behalf of

                                       Bombardier Receivables Master Trust I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates,
 Series 1997-1 and the Floating Rate
Class B Asset Backed Certificates, Series 1997-1)

    Delaware              33-69282                03-0340600
--------------------------------------------------------------------------
 (State or other        (Commission             (IRS Employer
 jurisdiction of        File Number)         Identification No.)
 incorporation)

               1600 Mountain View Drive                05446
                  Colchester, Vermont
------------------------------------------------------------------- ----------
       (Address of principal executive offices)       Zip Code

                 Registrant's telephone, including area code: (802) 655-2824

                                       Not Applicable
-------------------------------------------------------------------------------
               (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         On October 19, 1999, Bombardier Credit Receivables Corporation, as Depositor (the "Depositor"), Bombardier Capital Inc., as Servicer (the "Servicer") and Bankers Trust Company, as Trustee (the "Trustee") entered into
(i) Amendment Number 2 to the Pooling and Servicing Agreement dated as of January 1, 1994 among the Depositor, the Servicer and the Trustee and amended by Amendment Number 1 dated as of January 1, 1997 (the "Pooling Agreement") and
(ii) Amendment Number 3 to the Pooling Agreement. On October 19, 1999, the Depositor and the Servicer entered into an Election which adjusted certain percentages set forth in the definition of "Designated Manufacturer Overconcentrations" and the definition of "Industry Overconcentrations" in the Series 1997-1 Supplement to the Pooling Agreement dated as of January 1, 1997 (the "Series 1997-1 Supplement") among the Depositor, the Servicer and the Trustee in accordance with the terms of the Series 1997-1 Supplement.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description

(99.1)                Amendment Number 2 to the Pooling Agreement.

(99.2)                Amendment Number 3 to the Pooling Agreement.

(99.3)                Election under the Series 1997-1 Supplement.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOMBARDIER CREDIT RECEIVABLES
                                            CORPORATION



Date: October 19, 1999              By:      /s/ James Dolan
                                            ------------------
                                            Name:    James Dolan
                                            Title:   Treasurer

                                INDEX TO EXHIBITS

Exhibit No.                Description

(99.1)                     Amendment Number 2 to the Pooling Agreement.

(99.2)                     Amendment Number 3 to the Pooling Agreement.

(99.3)                     Election under the Series 1997-1 Supplement.


1-NY/1014587.3
                                            EXHIBIT 99.1
                                            EXECUTION COPY





                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                    Depositor

                                    BOMBARDIER CAPITAL INC.
                                    Servicer
                                                      and

                                        BANKERS TRUST COMPANY
                                     Trustee



                      Bombardier Receivables Master Trust I



                               AMENDMENT NUMBER 2

                          Dated as of October 19, 1999

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 1994

                  Amendment Number 2 dated as of October 19, 1999 (this "Amendment") to the Pooling and Servicing Agreement dated as of January 1, 1994, as amended by Amendment Number 1 dated as of January 1, 1997 (as amended by Amendment Number 1, the "Agreement"), each among Bombardier Credit Receivables Corporation (the "Depositor"), a Delaware corporation, as Depositor, Bombardier Capital Inc. ("BCI"), a Massachusetts corporation, as Servicer, and Bankers Trust Company, a New York banking corporation, as Trustee.

                  WHEREAS, Section 13.01 of the Agreement provides that, under the circumstances and subject to the conditions set forth therein, the Agreement may be amended from time to time and, in accordance therewith, by the execution and delivery of this Amendment, the parties hereby amend the Agreement to the extent and on the terms set forth in this Amendment.

                  WHEREAS, the Depositor and BCI have entered into a Series 1997-1 Supplement dated as of January 1, 1997 among the Depositor, BCI and Bankers Trust Company, as Trustee (the "Series 1997-1 Supplement");

                  WHEREAS, the Depositor and BCI have entered into a Series 1996-1 Supplement dated as of May 14, 1996 among the Depositor, BCI and Bankers Trust Company, as Trustee (as amended and restated on April 16, 1997 and as thereafter amended, the "Series 1996-1 Supplement");

                  WHEREAS, the Depositor and BCI have entered into a Series 1997-2 Supplement dated as of December 10, 1997 among the Depositor, BCI and Bankers Trust Company, as Trustee (as amended, the "Series 1997-2 Supplement"); and

                  WHEREAS, (i) with respect to the Series 1997-1 Supplement, an opinion of counsel for the Depositor has been delivered to the Trustee, (ii) with respect to the Series 1996-1 Supplement, the Administrative Agent (as defined therein) has consented to this Amendment, and (iii) with respect to the Series 1997-2 Supplement, the Administrative Agent (as defined therein) has consented to this Amendment.

                  In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other Beneficiaries to the extent provided herein:


                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Cross Reference to Definitions in Agreement. Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Agreement.

                  SECTION 1.02. Terms Confined to this Amendment. Whenever used in this Amendment, the following words shall have the following meanings:

                  "Amendment" shall mean this Amendment Number 2 dated as of October 19, 1999 to the Agreement, as such Amendment Number 2 may be modified, amended and supplemented hereafter.

                  "Series 1997-1 Certificates" shall mean those Certificates issued pursuant to the Supplement to the Agreement designated as the Series 1997-1 Supplement dated as of January 1, 1997, as modified, amended and supplemented from time to time.

                  "Series 1997-1 Final Payment Date" shall mean the date on which the full amount of the principal amount of the Series 1997-1 Certificates and all interest accrued thereon have been paid in full.


                                   ARTICLE II

                            Amendments to Definitions

                  SECTION 2.01. As of the Series 1997-1 Final Payment Date, the definition of "Defaulted Receivables" shall be amended to read as follows:

                  "Defaulted Receivables" shall mean, for any Collection Period, without duplication, (a) all Receivables (other than Receivables that were designated as Ineligible Receivables at the time of transfer to the Trust) in an Account which are charged off by the Servicer as uncollectible in respect of the immediately preceding Collection Period, (b) all Receivables that have been SAU for more than 90 days, and (c) all Receivables which were Eligible Receivables when transferred to the Trust on the initial Closing Date or the related Addition Date or on their respective Transfer Date, which arose in an Account that thereafter became an Ineligible Account and which were not Eligible
Receivables for any six consecutive Distribution Dates (inclusive of the Distribution Date on which such determination is being made) after such Account became an Ineligible Account. Receivables will not be Defaulted Receivables merely because they become Ineligible Receivables.

                                   ARTICLE III

                                  Miscellaneous

                  SECTION 3.01. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 3.02. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

                  SECTION 3.03. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

                  SECTION 3.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

                  IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year specified on the signature page hereof.


          BOMBARDIER CREDIT RECEIVABLES CORPORATION, Depositor


                                   By:      /s/ James Dolan
              Name: James Dolan
                                        Title:   Treasurer



                                   By:      /s/ Jean O'Neill
                                        Name:   Jean O'Neill
                                        Title:    Secretary


      BOMBARDIER CAPITAL INC., Servicer


                                   By:      /s/ James Dolan
              Name: James Dolan
                                        Title:   Treasurer



                                   By:      /s/ Jean O'Neill
             Name: Jean O'Neill
                                        Title:   Secretary

                         BANKERS TRUST COMPANY, Trustee

              By:      /s/ Franco B. Talavera
                   Name:  Franco B. Talavera
                   Title:    Assistant Vice President

 Consented to by:

              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent as defined in the Series 1996-1 Supplement, and as attorney-in-fact for the Delaware Funding Corporation as APA Purchaser under that Asset Purchase Agreement dated as of May 14, 1996, as amended


              By:      /s/ Janine D. Marsini
                   Name:  Janine D. Marsini
                   Title:    Vice President


              Consented to by:

              ABN AMRO BANK N.V., as Administrative Agent


              By:      /s/ Therese M. Grenley
                   Name:  Therese M. Grenley
                   Title:   Vice President


              Consented to by:

 BOMBARDIER CREDIT RECEIVABLES CORPORATION, as holder of the Variable Funding Certificate


                                                     By:      /s/ James Dolan
                                Name: James Dolan
                                                          Title:   Treasurer


                                                     By:      Jean O'Neill
                               Name: Jean O'Neill
                                                          Title:   Secretary

1-NY/1028567.2
                                                         EXHIBIT 99.2
                                                         EXECUTION COPY





                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                    Depositor

                                    BOMBARDIER CAPITAL INC.
                                    Servicer

                                                    and

                                    BANKERS TRUST COMPANY
                                     Trustee



                      Bombardier Receivables Master Trust I



                               AMENDMENT NUMBER 3

                          Dated as of October 19, 1999

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 1994

                  Amendment Number 3 dated as of October 19, 1999 (this "Amendment") to the Pooling and Servicing Agreement dated as of January 1, 1994, as amended by Amendment Number 1 dated as of January 1, 1997 and by Amendment Number 2 dated as of October 19, 1999 (as amended by Amendment Number 1 and Amendment Number 2, the "Agreement"), each among Bombardier Credit Receivables Corporation, a Delaware corporation, as Depositor, Bombardier Capital Inc. ("BCI"), a Massachusetts corporation, as Servicer, and Bankers Trust Company, a New York banking corporation, as Trustee (the "Trustee").

                  WHEREAS, as set forth in the definition "Eligible Receivables" such definition may be amended without complying with the terms of Section 13.01 of the Agreement if (i) BCI delivers to the Trustee a certificate of an authorized officer (the "Officer's Certificate") stating that, in the reasonable belief of BCI, such amendment will not, at the date of such amendment adversely affect, in a material way, the interest of the Certificateholders and (ii) the Rating Agency condition is satisfied.

                  WHEREAS, (i) the Officer's Certificate has been delivered and evidence thereof is attached to this Amendment and (ii) the Rating Agency condition has been satisfied and evidence thereof is attached to this Amendment.

                  In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other Beneficiaries to the extent provided herein:


                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Cross Reference to Definitions in Agreement. Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Agreement.

                  SECTION 1.02. Terms Confined to this Amendment. Whenever used in this Amendment, the following words shall have the following meanings:

                  "Amendment" shall mean this Amendment Number 3 dated as of October 19, 1999 to the Agreement, as such Amendment Number 3 may be modified, amended and supplemented hereafter.


                                   ARTICLE II

                            Amendments to Definitions
SECTION 2.01. As of October 19, 1999 the definition of "Eligible Receivable" shall be amended to delete the following:

                  that "Eligible Receivables" shall not include any Domestic Inventory Receivables that have not been paid in full within 491 days following the origination thereof, subject, however, to the limitation that, for the period from January 23, 1997 through May 31, 1998, with respect to Domestic Inventory Receivables included in the Pool Balance on January 23, 1997, no more than 10% of the aggregate principal balance of such Domestic Inventory Receivables will be excluded from Eligible Receivables pursuant to this proviso, and subject further to the limitation that, with respect to each Origination Period commencing on or after June 1, 1998, no more than 10% of the aggregate principal balance of Domestic Inventory Receivables originated and transferred to the Trust during the four month period commencing 16 months prior to each Origination Period will be excluded from Eligible Receivables pursuant to this proviso;

         provided further,

                                   ARTICLE III

                                  Miscellaneous

                  SECTION 3.01. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 3.02. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

                  SECTION 3.03. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

                  SECTION 3.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

                  IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year specified on the signature page hereof.


                          BOMBARDIER CREDIT RECEIVABLES CORPORATION, Depositor


                                By:      /s/ James Dolan
           Name: James Dolan
                                     Title:   Treasurer



                                By:      /s/ Jean O'Neill
                                     Name:   Jean O'Neill
                                     Title:    Secretary


   BOMBARDIER CAPITAL INC., Servicer


                                By:      /s/ James Dolan
           Name: James Dolan
                                     Title:   Treasurer



                                By:      /s/ Jean O'Neill
          Name: Jean O'Neill
                                     Title:   Secretary


    BANKERS TRUST COMPANY, Trustee


                                By:      /s/ Franco B. Talavera
                                     Name:  Franco B. Talavera
                                     Title:    Assistant Vice President

                                                    Consented to by:

                 MORGAN    GUARANTY    TRUST
                 COMPANY  OF  NEW  YORK,  as
                 Administrative  Agent under
                 that     Series      1996-1
                 Supplement  dated as of May
                 14,    1996,    among   the
                 Depositor,   BCI   and  the
                 Trustee  as   amended   and
                 restated  on April 16, 1997
                 and as  thereafter  amended
                 and as attorney-in-fact for
                 the    Delaware     Funding
                 Corporation      as     APA
                 Purchaser  under that Asset
                 Purchase   Agreement  dated
                 May 14, 1996 as amended


                 By:      /s/ Janine D. Marsini
                      Name:  Janine D. Marsini
                      Title:    Vice President


                 Consented to by:

                 ABN AMRO BANK N.V., as Administrative Agent


                 By:      /s/ Therese M. Grenley
                      Name:  Therese M. Grenley
                      Title:    Vice President


                 Consented to by:

   BOMBARDIER CREDIT RECEIVABLES CORPORATION, as holder of the Variable Funding
                 Certificate


                                    By:      /s/ James Dolan
               Name: James Dolan
                                         Title:   Treasurer

                                    By:      /s/ Jean O'Neill
              Name: Jean O'Neill
                                         Title:   Secretary
1-NY/1014687.2
EXHIBIT 99.3
EXECUTION COPY


                  This election (the "Election") is made as of October 19, 1999 by Bombardier Credit Receivables Corporation, a Delaware corporation (the "Depositor") and Bombardier Capital Inc., a Massachusetts conformation (the "Servicer").

                  WHEREAS, the Depositor and the Servicer have entered into a Series 1997-1 Supplement dated as of January 1, 1997 among the Depositor, the Servicer and Bankers Trust Company, as Trustee (the "Series 1997-1 Supplement");

                  WHEREAS, the Depositor and the Servicer have entered into a Series 1996-1 Supplement dated as of May 14, 1996 among the Depositor, the Servicer and Bankers Trust Company, as Trustee (as amended and restated on April 16, 1997 and as thereafter amended, the "Series 1996-1 Supplement");

                  WHEREAS, the Depositor and the Servicer have entered into a Series 1997-2 Supplement dated as of December 10, 1997 among the Depositor, the Servicer and Bankers Trust Company, as Trustee (as amended, the "Series 1997-2 Supplement," and together with the Series 1997-1 Supplement and the Series 1996-1 Supplement, the "Supplements");

                  WHEREAS, the percentage set forth in the definition of "Designated Manufacturer Overconcentrations" and the percentages set forth in the definition of "Industry Overconcentrations" may be adjusted pursuant to the terms of the respective Supplements; and

                  WHEREAS, (i) with respect to the Series 1997-1 Supplement, the Rating Agency Condition has been satisfied and evidence thereof is attached to this Election, (ii) with respect to the Series 1996-1 Supplement, the Administrative Agent (as defined therein) has consented to this Election, and
(iii) with respect to the Series 1997-2 Supplement, the Administrative Agent (as defined therein) has consented to this Election.

                  NOW THEREFORE,

The Depositor hereby elects to adjust and by delivery of this Election to the Trustee does hereby: (i) adjust the percentage set forth in the definition "Designated Manufacturer Overconcentrations" in each of the Supplements from 50% to 45%, (ii) adjust the percentage with respect to manufactured housing set forth in the definition "Industry Overconcentrations" in each of the Supplements from 35% to 45% and (iii) adjust the percentage with respect to recreational vehicles set forth in the definition "Industry Overconcentrations" in each of the Supplements from 15% to 20%.

                  IN WITNESS WHEREOF, the Depositor has caused this Election to be duly executed by its respective officers as of the day and year specified on the signature page hereof.


                   BOMBARDIER CREDIT RECEIVABLES CORPORATION, Depositor


                            By:      /s/ James Dolan
                                Name: James Dolan
                              Title:   Treasurer



                               By:      /s/ Jean O'Neill
                                    Name:   Jean O'Neill
                                    Title:    Secretary



                               BOMBARDIER CAPITAL INC., Servicer


                               By:      /s/ James Dolan
          Name: James Dolan
                                    Title:   Treasurer



                               By:      /s/ Jean O'Neill
                                    Name:   Jean O'Neill
                                    Title:    Secretary

        Consented to by:

        MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent as defined in the Series 1996-1 Supplement and as attorney-in-fact for the Delaware Funding Corporation as APA Purchaser under that Asset Purchase Agreement dated as of May 14, 1996, as amended


        By:      /s/ Janine D. Marsini
             Name:  Janine D. Marsini
             Title:   Vice President

          Consented to by:

          ABN AMRO Bank N.V., as Administrative
          Agent

                    By:      /s/ Therese M. Grenley
                         Name:  Therese M. Grenley
                         Title:    Vice President

  Consented to by:

  BOMBARDIER CREDIT RECEIVABLES CORPORATION, as holder of the Variable Funding Certificate


  By:      /s/ James Dolan
       Name: James Dolan
       Title:   Treasurer



  By:      /s/ Jean O'Neill
       Name:   Jean O'Neill
       Title:    Secretary

Bankers Trust Company, as Trustee, hereby acknowledges the receipt of this Election and the adjustments contained herein.

                             Bankers Trust Company,
          as Trustee


          By:      /s/ Franco B. Talavera
               Name:  Franco B. Talavera
               Title:    Assistant Vice President